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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 15, 1999

                           PATHOGENESIS CORPORATION
            (Exact name of registrant as specified in its charter)

   Delaware                        0-27150                 91-1542150
(State or other                  (Commission             (IRS Employer
jurisdiction of                    File No.)           Identification No.)
incorporation)


              201 Elliott Avenue West, Seattle, Washington  98119
                   (Address of principal executive offices)


                                (206) 467-8100
             (Registrant's telephone number, including area code)


                                Not applicable
         (Former name or former address, if changes since last report)
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Item 5.   Other Events

          Annexed hereto as Exhibit 1 is a copy of a press release issued by PathoGenesis Corporation on December 15, 1999 announcing that the U.K. Department of Health has licensed TOBI(R) for the long-term management of Pseudomonas aeruginosa lung infections in cystic fibrosis patients aged six years and older.

Item 7.   Exhibits

   Exhibit Number                       Description

         1                   Press Release dated December 15, 1999

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 15, 1999

                                     PATHOGENESIS CORPORATION



                                     By: /s/ Alan R. Meyer
                                        ----------------------------
                                        Alan R. Meyer
                                        Executive Vice President and
                                        Chief Financial Officer

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